Exhibit 10.2
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, FINANCIAL STATEMENT

RELEASE AND SETTLEMENT AGREEMENT

THIS RELEASE AND SETTLEMENT AGREEMENT ("Agreement") is made and entered into by and between Dial Thru International, Inc., hereinafter referred to as "Dial Thru" and David Antoniak, Affluent Media Network, Inc a Florida corporation, Affluent Media Networks, Inc., a Florida corporation Affluent Media of Nevada, Inc., a Nevada corporation and Millennium Media, an offshore company, hereinafter referred to as "Affluent."

RECITALS

A.           A dispute ("Dispute") has arisen between Dial Thru, and Affluent concerning, among other things, the 3.4 million dollars in Dial Thru stock transferred by Dial Thru to Affluent in exchange for the sum of 3.4 million dollars in media credits.

B.           It is the desire of the parties hereto to fully and finally settle and resolve any and all claims among and between them, except as otherwise provided in this Agreement, to terminate all relationships, controversies and other matters presently existing between and among them, arising from or pertaining to the Dispute and the action subject only to the terms, conditions and exceptions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing facts and the promises, covenants and releases, representations and warranties contained in this Agreement, the parties agree hereto as follows:

SECTION 1
SETTLEMENT AGREEMENT

1.1           Settlement.  As consideration for the execution of this Agreement, the parties hereto agree as follows:

(a)           David Antoniak, Affluent Media Network, Inc., a Florida corporation, Affluent Media Networks, Inc., a Florida corporation, Affluent Media of Nevada, Inc., a Nevada corporation and Millennium Media, an offshore company shall jointly and severally pay Dial Thru the total sum of $335,000.00  This amount shall be paid $25,000.00 upon the execution of this settlement agreement, (said amount has been received) in addition the sum of $10,000.00 that shall be payable to ITEX and credited to the account of Transnational Communications, Inc./Dial Thru International, Inc./Rapid Link, Inc so as to pay the transfer fee related to the first $100,000.00, (said amount has been received) in addition to the sum of $300,000.00 in fully transferable barter credits with ITEX that shall be deposited into an account in the name of Transnational Communications, Inc./Dial Thru International, Inc./Rapid Link, Inc.  The authorized users on said account shall be John Jenkins and Mike Prachar.  Affluent shall pay any expense and shall be fully responsible to transfer the sum of $300,000.00 in fully usable barter credits to Dial Thru.  Said barter credits shall be transferred to Dial Thru upon the execution of this settlement agreement.

Release and Settlement Agreement

Exhibit 10.2
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, FINANCIAL STATEMENT

(b)           Said $300,000.00 in ITEX barter credits shall be paid by Affluent  by depositing said fully transferable barter credits into the account Transnational Communications, Inc./Dial Thru International, Inc./Rapid Link, Inc. as follows:

1.           $100,000.00 upon the execution of this SettlementAgreement (said amount has been received);

2.           $100,000.00 on or before August 31, 2007; and

3.           $100,000.00 on or before September 30, 2007.

Should Affluent fail to timely deposit said fully transferable barter credits Dial Thru may declare Affluent in default and shall be entitled to obtain a money judgment against all defendants in the amount of the unpaid barter credits by filing with the court a declaration stating said default in the transferring of said barter credits and seeking a money judgment from this court.  The court shall render said judgment based upon the declaration filed by Dial Thru or its counsel.

(c)           Dial Thru acknowledges that when it uses the ITEX barter there is a 10% fee charged by ITEX for the use of said bartered items.

SECTION 2
RELEASE

2.1           The release of Affluent shall become effective only upon compliance by the Affluent of all of the provisions set forth in this Agreement.

2.2           The noun "claim," whether singular or plural, wherever appearing in this Agreement shall mean, inter alia, each and every claim, demand,  controversy, injury, damage, debt, liability, judgment (whether in law or in equity), account, reckoning, obligations, contract, agreement, cost, expense, lien, suit and action or cause of action (including attorneys' fees for negotiation and litigation costs paid or incurred, and other legal expenses).

2.3           Pursuant to Section 1542 of the California Civil Code, and subject to the terms and conditions of this Agreement, Dial Thru International, Inc. and Rapid Link, Inc., hereby releases and discharges David Antoniak, Affluent Media Network, Inc a Florida corporation, Affluent Media Networks, Inc., a Florida corporation, Affluent Media of Nevada, Inc., a Nevada corporation and Millennium Media, an offshore company and every subsidiary, partner, servant, successor, attorney, accountant, predecessor, agent, employee, relative, spouse, and other representative of each other, including, but not limited to each and every claim, whether actual or potential and whether known or unknown, from any and all claims, including, but not limited to, any of the matters which arise out of, directly or indirectly, or in any way connected with the Dispute.  Said release shall not benefit, in any manner Yahoo!, a co-defendant in the above mentioned litigation.

Release and Settlement Agreement

Exhibit 10.2
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, FINANCIAL STATEMENT

2.4           Pursuant to Section 1542 of the California Civil Code, and subject to the terms and conditions of this Agreement, David Antoniak, Affluent Media Network, Inc a Florida corporation, Affluent Media Networks, Inc., a Florida corporation, Affluent Media of Nevada, Inc., a Nevada corporation and Millennium Media, an offshore company hereby releases and discharges Dial Thru International, Inc. and Rapid Link, Inc., and every subsidiary partner, office, shareholder, servant, successor, attorney, accountant, predecessor, agent, employee, relative, spouse, and other representative of each other, including, but not limited to each and every claim, whether actual or potential and whether known or unknown, from any and all claims, including, but not limited to, any of the matters which arise out of, directly or indirectly, or in any way connected with the Dispute.

2.5           The execution of this Agreement affects the settlement of all claims which are disputed, contested and denied between these parties only.  Nothing contained in this Agreement is intended, or shall be deemed or construed, to be an admission by any party hereto for any liability whatsoever to any party or any other person or entity, except as may be otherwise expressly provided for in this Agreement.

2.6           Each party hereto hereby acknowledges that he has read and presently understands Section 1542 of the Civil Code of the State of California, which provides as follows:

"A general release does not extend to claims a creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Each party hereto waives and relinquishes any and all rights and benefits which he presently has or may have in the future under Section 1542.  Each party hereto hereby acknowledges that he is aware that he may hereafter discover facts in addition to or different from those which he now knows or believes to be true with respect to any part of the Dispute which shall have no effect on any of the releases contained in this Agreement, but that it is the clear and unequivocal intention of each party hereto to hereby effectuate, fully, finally and forever, the settlement, release and discharge of each and every claim specifically or generally referred to in this Agreement, and that in furtherance of such intention, any and all releases provided herein shall be and remain in effect as full and complete general releases, notwithstanding the discovery and/or the existence of any additional or different facts.

Release and Settlement Agreement

Exhibit 10.2
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, FINANCIAL STATEMENT

2.7           Full performance by each party hereto of each and all of  their obligations hereunder shall constitute a condition precedent to the effectiveness of each of the releases and discharges made hereunder in their favor.

2.8           Each party hereto hereby represents and warrants that he has not assigned or otherwise transferred, and will not hereafter assign or otherwise transfer, any interest in any claim which is released by him in this Agreement, and each party hereto agrees to indemnify, hold harmless and defend each and every person and other entity who is released by him in this Agreement, with respect to any and all claims which any arise out of or by reason of any such assignment or transfer of any interest in any such claim.

2.9           David Antoniak shall, at his own cost, appear as a witness at trial without subpoena, upon notice to his counsel, Mark Geyer, Esq. or JamesDevitt, Esq.

2.10         The appearance at trial by David Antoniak is a material provision of this settlement and shall be enforceable pursuant to CCP section 664.6 and punishable by contempt as David Antoniak is subject to the jurisdiction of the Los Angeles Superior Court.  David Antoniak acknowledges that the current trial date is September 17, 2007 and states that he is available to testify at said trial when called as a witness by the Plaintiff.  David Antoniak acknowledges that he has received notice of the trial date of September 17, 2007 and that he will appear on September 17, 2007, or any day thereafter, in the Santa Monica Superior Court when called as a witness by the Plaintiff.

SECTION 3
GENERAL PROVISIONS

3.1           Incorporation of Recitals.  The recitals preceding Section 1 of this Agreement are incorporated herein by this reference, and each party hereto hereby represents and warrants that each such recital is true and correct.

3.2           Representation by Counsel.  Each party hereto hereby acknowledges, represents and warrants that he has, in connection with the negotiation, review and execution of this Agreement been represented by, consulted with and/or been advised by qualified, competent legal counsel, or have been informed and advised that they should seek the assistance of counsel prior to the execution of this Agreement, and have knowingly, intelligently and voluntarily waived any assistance of such counsel.  Each party hereto hereby agrees that they have read this Agreement carefully, and understands the import and substance of each and all of the terms set forth in this Agreement.

Release and Settlement Agreement

Exhibit 10.2
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, FINANCIAL STATEMENT

3.3           Court to Retain Jurisdiction.   The court shall retain jurisdiction to enforce any and all aspects of this settlement pursuant to CCP section 664.6.

3.4           Severability.  Each and every provision of this Agreement is severable from each and all of the other provisions of this Agreement.  In the event that any provision of this Agreement is for any reason unenforceable, the balance of the provisions shall nonetheless be in full force and effect.

3.5           Attorneys' Fees.  In the event legal action is commenced to enforce or interpret this agreement, or for declaratory relief with respect thereto, the prevailing party in such action shall be entitled to recover from the losing party the reasonable attorneys' fees and costs incurred by the prevailing party in such action.

3.6           Entire Agreement.  This Agreement contains the entire understanding and agreement between the parties hereto with respect to the matters referred to herein.  No other representations, covenants, undertakings or other prior or contemporary agreements, whether oral or written, respecting such matters, which are not specifically incorporated herein, shall be deemed in any way to exist or bind any of the parties hereto.  The parties hereto acknowledge that each party has not executed this  Agreement in reliance on any other promise, representation or warranty.

3.7           Construction.  This Agreement shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Agreement, and any uncertainty and ambiguity shall not be interpreted against any one party.   The Agreement shall be interpreted, enforced and governed by and under the laws of the State of California.

3.8           Modification.  This Agreement shall not be modified by either party by any oral representations made before or after the execution of this Agreement.  All modifications must be in writing and signed by each party hereto.

3.9           Time is of the Essence.  Time is of the essence for the performance of each and every covenant and the satisfaction of each and every condition contained in this Agreement.

3.10           Facilitation.  Each party hereto agrees to execute and perform, such other documents and acts as are reasonably required in order to facilitate the terms of this Agreement, and the intent thereof, and to cooperate in good faith in order to effectuate the provisions of this Agreement.

3.11          Covenant Not to Sue.  The Parties covenant and agree never to commence an action or prosecute any other party in any legal action or other proceeding arising from or based upon the claims, damages, causes of action, obligations, damages and/or liabilities released in this Agreement.  The Parties expressly agree that this Agreement may be pleaded as a full and complete defense to any action or other proceeding related to the matters herein released and as a basis for abatement of, or injunction against such action.

Release and Settlement Agreement

Exhibit 10.2
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, FINANCIAL STATEMENT

The effective date of this Agreement shall be the latest date indicated hereinbelow.

BY THEIR SIGNATURES BELOW, THE UNDERSIGNED REPRESENT THAT THEY HAVE READ THE FOREGOING AGREEMENT AND FULLY UNDERSTAND AND AGREE TO EACH AND ALL OF THE TERMS AND CONDITIONS SET FORTH THEREIN.

DATED: June ___, 2007	DIAL-THRU INTERNATIONAL, INC., a Delaware corporation

By:
John Jenkins, Chief Operating Officer

DATED: June ___, 2007	RAPID-LINK, INC., a California corporation

By:
John Jenkins, Chief Operating Officer

DATED: June ___, 2007	DAVID ANTONIAK, an Individual

By:
David Antoniak

DATED: June ___, 2007	AFFLUENT MEDIA NETWORK, INC., a Florida corporation

By:
Print Name:
Its:

Release and Settlement Agreement

Exhibit 10.2
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, FINANCIAL STATEMENT

DATED: June ___, 2007	AFFLUENT MEDIA NETWORKS, INC., a Florida corporation

By:
Print Name:
Its:

DATED: June ___, 2007	AFFLUENT MEDIA OF NEVADA, INC., a Nevada corporation

By:
Print Name:
Its:

DATED: June ___, 2007	MILLENNIUM MEDIA, LTD., a British Virgin Islands corporation

By:
Print Name:
Its:

APPROVED AS TO FORM AND CONTENT:

DATED: June ___, 2007	WASSERMAN, COMDEN & CASSELMAN, LLP
ROBERT L. ESENSTEN, ESQ.

By:
ROBERT L. ESENSTEN
Attorney for Plaintiff, Dial-Thru International, Inc., a Delaware corporation

Release and Settlement Agreement

Exhibit 10.2
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, FINANCIAL STATEMENT

DATED: June ___, 2007	DEVITT & CHELBERG
James Devitt, Esq.

By:
JAMES DEVITT,
Attorney for Defendants, David Antoniak, an Individual, AFFLUENT MEDIA NETWORK, a Florida corporation

DATED: June ___, 2007	LAW OFFICES OF MARK GEYER
MARK MITCHELL GEYER, ESQ.

By:
MARK MITCHELL GEYER,
Attorney for Defendants, MILLENIUM MEDIA, LTD., a British Virgin Islands corporation

Release and Settlement Agreement